Exhibit 99.1

KELLY SERVICES® REPORTS
FOURTH QUARTER EARNINGS
AND SOLID 2016 RESULTS

Financial Highlights

•	Q4 revenue down 11%; down 4% adjusted for the APAC Joint Venture transaction (flat when further adjusted for the 53rd week in 2015)

•	Q4 operating earnings down 19%; down 12% adjusted for the APAC Joint Venture transaction

•	Q4 earnings per share of $0.55 versus $0.88 (Adjusted EPS of $0.84)

•	Full-year 2016 operating earnings down 3%; (Adjusted earnings up 9%) off of flat revenue growth

TROY, MI (February 2, 2017) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the fourth quarter and full year of 2016.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2016 totaled $1.3 billion, an 11% decrease (a 10% decrease on a constant currency basis) compared to the corresponding quarter of 2015. Revenue for the full year totaled $5.3 billion, a 4% decrease (a 3% decrease on a constant currency basis) compared to the prior year. Fourth quarter 2015 and fiscal 2015 include 14 and 53 weeks, respectively. Revenue comparisons are unfavorably impacted by both an additional week of revenue in fourth quarter 2015 and the transfer of APAC staffing operations to the TS Kelly Asia Pacific JV at the beginning of third quarter 2016.

Earnings from operations for the fourth quarter of 2016 totaled $21.6 million, compared to $26.5 million reported for the fourth quarter of 2015. Excluding the APAC staffing operations from the fourth quarter of 2015, adjusted earnings from operations were $24.7 million; therefore Kelly’s fourth quarter 2016 earnings decreased 12% year-over-year on an adjusted basis.

Earnings from operations for the full year of 2016 totaled $65.0 million compared to $66.7 million in 2015. Excluding restructuring costs from the 2016 results and the APAC staffing operations from the 2015 results, earnings from operations increased 9% on an adjusted basis.

Diluted earnings per share in the fourth quarter of 2016 were $0.55 compared to $0.88 per share in the fourth quarter of 2015. Excluding the APAC staffing operations from 2015 fourth quarter results, earnings per share decreased 35% on an adjusted basis. The decline is primarily the result of the timing of the recognition of the Work Opportunity Credit in 2015.

Diluted earnings per share for the full year of 2016 were $3.13 compared to $1.39 per share in 2015. Excluding the gain from the sale of APAC staffing operations and restructuring costs from the 2016 results and the APAC staffing operations from the 2015 results, earnings per share increased 19% on an adjusted basis.

Sifting through the complex results, Camden put Kelly’s performance in context, stating “Despite the continued softening market demand in Q4, 2016 was a year of progress for Kelly. For the full year, we improved our GP rate, delivered higher year over year earnings from operations, and improved our conversion rate- all while adding free cash flow, increasing our quarterly dividend, and ending the year debt-free.” Though the APAC JV impacted reported results in the second half of the year, Camden added that “By finalizing the APAC JV transaction in 2016, Kelly is able to move forward in 2017 as an even more focused company committed to profitable growth.”

In conjunction with its fourth quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on February 2 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
www.kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including TS Kelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment compensation, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. Kelly® directly employs nearly 500,000 people around the world in addition to having a role in connecting thousands more with work through its global network of talent suppliers and partners. Revenue in 2016 was $5.3 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JANUARY 1, 2017 AND 14 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2016	2015	Change		Change	Change

Revenue from services	$1,304.4	$1,461.6	$(157.2)		(10.8)%	(10.1)%

Cost of services	1,076.4	1,212.1	(135.7)		(11.2)

Gross profit	228.0	249.5	(21.5)		(8.6)	(8.1)

Selling, general and administrative expenses	206.4	223.0	(16.6)		(7.5)	(7.0)

Earnings from operations	21.6	26.5	(4.9)		(18.5)

Other income (expense), net	0.7	(0.7)	1.4		204.1

Earnings before taxes and equity in net earnings (loss) of affiliate	22.3	25.8	(3.5)		(13.9)

Income tax expense (benefit)	1.8	(8.4)	10.2		121.4

Net earnings before equity in net earnings (loss) of affiliate	20.5	34.2	(13.7)		(40.2)

Equity in net earnings (loss) of affiliate	1.1	—	1.1		NM

Net earnings	$21.6	$34.2	$(12.6)		(36.8)%

Basic earnings per share	$0.56	$0.88	$(0.32)		(36.4)%
Diluted earnings per share	$0.55	$0.88	$(0.33)		(37.5)%

STATISTICS:

Gross profit rate	17.5%	17.1%	0.4	pts.

Selling, general and administrative expenses:
% of revenue	15.8	15.3	0.5
% of gross profit	90.5	89.4	1.1

% Return:
Earnings from operations	1.7	1.8	(0.1)
Earnings before taxes and equity in net earnings (loss) of affiliate	1.7	1.8	(0.1)
Net earnings	1.7	2.3	(0.6)

Effective income tax rate	8.1%	(32.4)%	40.5	pts.

Average number of shares outstanding (millions):
Basic	38.2	38.0
Diluted	38.6	38.0

Shares adjusted for nonvested restricted awards (millions):
Basic	38.9	38.9
Diluted	39.2	38.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2016	2015	Change		Change	Change

Revenue from services	$5,276.8	$5,518.2	$(241.4)		(4.4)%	(3.2)%

Cost of services	4,370.5	4,597.9	(227.4)		(4.9)

Gross profit	906.3	920.3	(14.0)		(1.5)	(0.5)

Selling, general and administrative expenses	841.3	853.6	(12.3)		(1.5)	(0.5)

Earnings from operations	65.0	66.7	(1.7)		(2.6)

Gain on investment in TS Kelly Asia Pacific	87.2	—	87.2		NM

Other expense, net	(0.7)	(3.5)	2.8		80.6

Earnings before taxes and equity in net earnings (loss) of affiliate	151.5	63.2	88.3		139.6

Income tax expense (benefit)	30.0	8.7	21.3		245.1

Net earnings before equity in net earnings (loss) of affiliate	121.5	54.5	67.0		122.8

Equity in net earnings (loss) of affiliate	1.1	(0.7)	1.8		251.9

Net earnings	$122.6	$53.8	$68.8		127.8%

Basic earnings per share	$3.15	$1.39	$1.76		126.6%
Diluted earnings per share	$3.13	$1.39	$1.74		125.2%

STATISTICS:

Gross profit rate	17.2%	16.7%	0.5	pts.

Selling, general and administrative expenses:
% of revenue	15.9	15.5	0.4
% of gross profit	92.8	92.8	—

% Return:
Earnings from operations	1.2	1.2	—
Earnings before taxes and equity in net earnings (loss) of affiliate	2.9	1.1	1.8
Net earnings	2.3	1.0	1.3

Effective income tax rate	19.8%	13.7%	6.1	pts.

Average number of shares outstanding (millions):
Basic	38.1	37.8
Diluted	38.4	37.9

Shares adjusted for nonvested restricted awards (millions):
Basic	38.9	38.8
Diluted	39.2	38.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2016	2015	%		CC %
	(13 Wks)	(14 Wks)	Change		Change
AMERICAS
Commercial
Revenue from services	$660.4	$696.1	(5.1)%		(4.7)%
Staffing fee-based income included in revenue from services	3.3	3.7	(11.6)		(11.1)
Gross profit	106.5	110.0	(3.2)		(2.8)
Gross profit rate	16.1%	15.8%	0.3	pts.
PT
Revenue from services	$228.8	$250.1	(8.5)%		(8.5)%
Staffing fee-based income included in revenue from services	4.2	4.5	(6.2)		(6.3)
Gross profit	38.4	43.0	(10.6)		(10.7)
Gross profit rate	16.8%	17.2%	(0.4)	pts.
Total Americas
Revenue from services	$889.2	$946.2	(6.0)%		(5.7)%
Staffing fee-based income included in revenue from services	7.5	8.2	(8.7)		(8.5)
Gross profit	144.9	153.0	(5.3)		(5.0)
Total SG&A expenses	114.4	116.8	(2.0)		(2.1)
Earnings from operations	30.5	36.2	(15.7)

Gross profit rate	16.3%	16.2%	0.1	pts.
Expense rates:
% of revenue	12.9	12.3	0.6
% of gross profit	79.0	76.3	2.7
Return on sales	3.4	3.8	(0.4)

EMEA
Commercial
Revenue from services	$199.1	$200.5	(0.7)%		1.7%
Staffing fee-based income included in revenue from services	3.1	3.3	(6.3)		(5.2)
Gross profit	26.4	27.5	(4.0)		(2.3)
Gross profit rate	13.3%	13.7%	(0.4)	pts.
PT
Revenue from services	$42.4	$44.7	(5.3)%		(3.2)%
Staffing fee-based income included in revenue from services	2.4	2.4	1.9		3.6
Gross profit	8.6	9.4	(8.7)		(7.1)
Gross profit rate	20.2%	21.0%	(0.8)	pts.
Total EMEA
Revenue from services	$241.5	$245.2	(1.5)%		0.8%
Staffing fee-based income included in revenue from services	5.5	5.7	(2.9)		(1.6)
Gross profit	35.0	36.9	(5.2)		(3.5)
Total SG&A expenses	30.8	29.7	3.5		6.0
Earnings from operations	4.2	7.2	(41.2)

Gross profit rate	14.5%	15.0%	(0.5)	pts.
Expense rates:
% of revenue	12.7	12.1	0.6
% of gross profit	88.0	80.6	7.4
Return on sales	1.7	2.9	(1.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2016	2015	%		CC %
	(13 Wks)	(14 Wks)	Change		Change
OCG
Revenue from services	$186.1	$187.5	(0.7)%		(0.4)%
Gross profit	49.2	48.0	2.4		2.9
Total SG&A expenses	38.4	34.0	13.1		13.9
Earnings from operations	10.8	14.0	(23.5)

Gross profit rate	26.4%	25.6%	0.8	pts.
Expense rates:
% of revenue	20.6	18.1	2.5
% of gross profit	78.1	70.7	7.4
Return on sales	5.8	7.5	(1.7)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2016	2015	%		CC %
	(52 Wks)	(53 Wks)	Change		Change
AMERICAS
Commercial
Revenue from services	$2,548.0	$2,604.3	(2.2)%		(1.1)%
Staffing fee-based income included in revenue from services	14.7	14.5	1.1		1.7
Gross profit	402.4	400.3	0.5		1.3
Gross profit rate	15.8%	15.4%	0.4	pts.
PT
Revenue from services	$947.1	$971.9	(2.6)%		(2.5)%
Staffing fee-based income included in revenue from services	17.9	17.6	1.7		2.3
Gross profit	162.7	165.0	(1.4)		(1.3)
Gross profit rate	17.2%	17.0%	0.2	pts.
Total Americas
Revenue from services	$3,495.1	$3,576.2	(2.3)%		(1.5)%
Staffing fee-based income included in revenue from services	32.6	32.1	1.4		2.0
Gross profit	565.1	565.3	—		0.6
SG&A expenses excluding restructuring charges	454.9	456.6	(0.4)		0.1
Restructuring charges	2.2	—	NM
Total SG&A expenses	457.1	456.6	0.1		0.6
Earnings from operations	108.0	108.7	(0.6)
Earnings from operations excluding restructuring charges	110.2	108.7	1.4

Gross profit rate	16.2%	15.8%	0.4	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.0	12.8	0.2
% of gross profit	80.5	80.8	(0.3)
Return on sales (excluding restructuring charges)	3.2	3.0	0.2

EMEA
Commercial
Revenue from services	$769.3	$773.5	(0.5)%		2.1%
Staffing fee-based income included in revenue from services	13.5	13.2	2.9		6.1
Gross profit	103.9	106.6	(2.6)		(0.4)
Gross profit rate	13.5%	13.8%	(0.3)	pts.
PT
Revenue from services	$168.8	$171.5	(1.6)%		0.7%
Staffing fee-based income included in revenue from services	9.7	10.1	(4.0)		(0.8)
Gross profit	34.2	36.6	(6.4)		(4.2)
Gross profit rate	20.3%	21.3%	(1.0)	pts.
Total EMEA
Revenue from services	$938.1	$945.0	(0.7)%		1.9%
Staffing fee-based income included in revenue from services	23.2	23.3	(0.1)		3.1
Gross profit	138.1	143.2	(3.5)		(1.4)
SG&A expenses excluding restructuring charges	123.7	129.2	(4.2)		(1.6)
Restructuring charges	1.2	—	NM
Total SG&A expenses	124.9	129.2	(3.3)		(0.7)
Earnings from operations	13.2	14.0	(5.9)
Earnings from operations excluding restructuring charges	14.4	14.0	2.1

Gross profit rate	14.7%	15.2%	(0.5)	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.2	13.7	(0.5)
% of gross profit	89.6	90.2	(0.6)
Return on sales (excluding restructuring charges)	1.5	1.5	—

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2016	2015	%		CC %
	(52 Wks)	(53 Wks)	Change		Change
OCG
Revenue from services	$706.4	$673.8	4.8%		5.3%
Gross profit	179.3	160.6	11.6		12.3
Total SG&A expenses	150.6	132.1	14.1		15.0
Earnings from operations	28.7	28.5	—

Gross profit rate	25.4%	23.8%	1.6	pts.
Expense rates:
% of revenue	21.3	19.6	1.7
% of gross profit	84.0	82.2	1.8
Return on sales	4.1	4.2	(0.1)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Jan. 1, 2017	Jan. 3, 2016
Current Assets
Cash and equivalents	$29.6	$42.2
Trade accounts receivable, less allowances of
$12.5 and $10.5, respectively	1,139.5	1,139.1
Prepaid expenses and other current assets	46.7	45.8
Total current assets	1,215.8	1,227.1

Noncurrent Assets
Property and equipment, net	80.8	88.9
Deferred taxes	180.1	189.3
Goodwill, net	88.3	90.3
Investment in equity affiliate	114.8	9.4
Other assets	349.5	334.6
Total noncurrent assets	813.5	712.5

Total Assets	$2,029.3	$1,939.6

Current Liabilities
Short-term borrowings	$—	$55.5
Accounts payable and accrued liabilities	454.5	405.5
Accrued payroll and related taxes	241.5	268.1
Accrued insurance	23.4	26.7
Income and other taxes	51.1	60.0
Total current liabilities	770.5	815.8

Noncurrent Liabilities
Accrued insurance	45.5	40.0
Accrued retirement benefits	157.4	141.0
Other long-term liabilities	42.1	47.4
Total noncurrent liabilities	245.0	228.4

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(39.0)	(44.3)
Paid-in capital	28.6	25.4
Earnings invested in the business	925.4	813.5
Accumulated other comprehensive income	58.7	60.7

Total stockholders' equity	1,013.8	895.4

Total Liabilities and Stockholders' Equity	$2,029.3	$1,939.6

STATISTICS:
Working Capital	$445.3	$411.3
Current Ratio	1.6	1.5
Debt-to-capital %	—%	5.8%
Global Days Sales Outstanding	54	54

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars)

	2016	2015
Cash flows from operating activities:
Net earnings	$122.6	$53.8
Noncash adjustments:
Depreciation and amortization	21.3	22.3
Provision for bad debts	8.2	3.7
Stock-based compensation	8.0	6.1
Gain on investment in TS Kelly Asia Pacific equity affiliate	(87.2)	—
Other, net	(3.9)	(4.7)
Changes in operating assets and liabilities	(31.0)	(57.7)

Net cash from operating activities	38.0	23.5

Cash flows from investing activities:
Capital expenditures	(12.7)	(16.9)
Net cash proceeds from investment in TS Kelly Asia Pacific equity affiliate	23.3	—
Investment in TS Kelly equity affiliate	—	(0.5)
Other investing activities	(0.3)	(0.2)

Net cash from (used in) investing activities	10.3	(17.6)

Cash flows from financing activities:
Net change in short-term borrowings	(55.9)	(34.7)
Dividend payments	(10.7)	(7.7)
Other financing activities	(0.3)	0.2

Net cash used in financing activities	(66.9)	(42.2)

Effect of exchange rates on cash and equivalents	6.0	(4.6)

Net change in cash and equivalents	(12.6)	(40.9)
Cash and equivalents at beginning of period	42.2	83.1

Cash and equivalents at end of period	$29.6	$42.2

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)

	2016	2015	%	CC %
	(13 Wks)	(14 Wks)	Change	Change

Americas
United States	$956.7	$998.8	(4.2)%	(4.2)%
Canada	34.5	38.0	(9.3)	(9.7)
Mexico	28.0	35.3	(20.6)	(6.1)
Puerto Rico	18.3	24.7	(25.8)	(25.8)
Brazil	13.3	8.7	52.2	29.4
Total Americas	1,050.8	1,105.5	(5.0)	(4.7)

EMEA
France	61.1	65.6	(6.8)	(5.2)
Switzerland	54.3	55.5	(2.1)	(1.0)
Portugal	40.3	33.8	19.0	21.1
Russia	20.9	18.2	15.3	10.1
United Kingdom	18.5	26.7	(31.0)	(15.7)
Germany	14.3	16.2	(11.5)	(10.0)
Italy	14.2	14.5	(2.1)	(0.4)
Norway	8.0	9.7	(17.4)	(18.7)
Other	18.0	13.0	38.4	40.5
Total EMEA	249.6	253.2	(1.4)	1.0

APAC
Australia	3.2	31.1	(89.7)	(90.1)
Singapore	0.2	33.0	(99.5)	(99.5)
Malaysia	0.1	14.1	(98.6)	(98.6)
New Zealand	—	11.2	(99.5)	(99.6)
Other	0.5	13.5	(96.6)	(96.5)
Total APAC	4.0	102.9	(96.0)	(96.1)

Total Kelly Services, Inc.	$1,304.4	$1,461.6	(10.8)%	(10.1)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)

	2016	2015	%	CC %
	(52 Wks)	(53 Wks)	Change	Change

Americas
United States	$3,722.5	$3,705.2	0.5%	0.5%
Canada	139.7	160.2	(12.8)	(9.9)
Mexico	107.6	130.5	(17.6)	(2.8)
Puerto Rico	84.2	99.9	(15.7)	(15.7)
Brazil	46.8	42.9	9.1	19.3
Total Americas	4,100.8	4,138.7	(0.9)	(0.2)

EMEA
France	239.7	246.0	(2.5)	(2.1)
Switzerland	210.5	216.2	(2.6)	(0.3)
Portugal	151.9	132.5	14.6	15.0
United Kingdom	84.7	105.1	(19.5)	(9.3)
Russia	69.9	75.6	(7.6)	0.7
Germany	59.6	59.3	0.5	0.9
Italy	56.3	54.0	4.2	4.5
Norway	32.4	39.2	(17.2)	(13.5)
Other	63.9	45.8	39.4	40.2
Total EMEA	968.9	973.7	(0.5)	2.1

APAC
Australia	67.4	123.2	(45.3)	(42.3)
Singapore	65.1	129.9	(49.9)	(48.8)
Malaysia	27.9	59.5	(53.1)	(47.3)
New Zealand	19.3	41.4	(53.3)	(48.8)
Other	27.4	51.8	(46.9)	(43.4)
Total APAC	207.1	405.8	(48.9)	(45.9)

Total Kelly Services, Inc.	$5,276.8	$5,518.2	(4.4)%	(3.2)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JANUARY 1, 2017 AND 14 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2016	2015
	As Reported	Adjusted Earnings	% Change	CC % Change

Revenue from services	$1,304.4	$1,362.6	(4.3)%	(3.6)%

Cost of services	1,076.4	1,126.6	(4.5)

Gross profit	228.0	236.0	(3.4)	(2.9)

SG&A expenses	206.4	211.3	(2.3)	(1.9)

Earnings from operations	21.6	24.7	(12.4)

Other income (expense), net	0.7	(0.6)	226.9

Earnings before taxes and equity in net earnings (loss) of affiliate	22.3	24.1	(7.8)

Inc. tax expense (benefit)*	1.8	(8.7)	120.6

Net earnings before equity in net earnings (loss) of affiliate	20.5	32.8	(37.7)

Equity in net earnings (loss) of affiliate	1.1	—	NM

Net earnings	$21.6	$32.8	(34.2)%

Earnings per share:
Basic	$0.56	$0.84	(33.3)%
Diluted	$0.55	$0.84	(34.5)%

* Income tax benefit for the fourth quarter of 2015 includes $13.9 million related to the retroactive reinstatement of work opportunity credits for the entire year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JANUARY 1, 2017 AND 14 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2015
	As Reported	Disposal of APAC Businesses (Note 2)	Adjusted Earnings

Revenue from services	$1,461.6	$(99.0)	$1,362.6

Cost of services	1,212.1	(85.5)	1,126.6

Gross profit	249.5	(13.5)	236.0

SG&A expenses	223.0	(11.7)	211.3

Earnings from operations	26.5	(1.8)	24.7

Other (expense) income, net	(0.7)	0.1	(0.6)

Earnings before taxes and equity in net earnings (loss) of affiliate	25.8	(1.7)	24.1

Inc. tax expense (benefit)	(8.4)	(0.3)	(8.7)

Net earnings before equity in net earnings (loss) of affiliate	34.2	(1.4)	32.8

Equity in net earnings (loss) of affiliate	—	—	—

Net earnings	$34.2	$(1.4)	$32.8

Earnings per share:
Basic	$0.88	$(0.04)	$0.84
Diluted	$0.88	$(0.04)	$0.84

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2016				2015
	As Reported	Gain on Investment in Equity Affiliate (Note 1)	Restructuring Charges (Note 3)	Adjusted Earnings	Adjusted Earnings	% Change	CC % Change

Revenue from services	$5,276.8	$—	$—	$5,276.8	$5,325.2	(0.9)%	0.3%

Cost of services	4,370.5	—	—	4,370.5	4,432.2	(1.4)

Gross profit	906.3	—	—	906.3	893.0	1.5	2.5

SG&A expenses	841.3	—	(3.4)	837.9	830.2	0.9	2.3

Earnings from operations	65.0	—	3.4	68.4	62.8	9.0

Gain on investment in TS Kelly Asia Pacific	87.2	(87.2)	—	—	—	NM

Other expense, net	(0.7)	—	—	(0.7)	(3.3)	79.4

Earnings before taxes and equity in net earnings (loss) of affiliate	151.5	(87.2)	3.4	67.7	59.5	13.8

Inc. tax expense (benefit)	30.0	(23.5)	1.2	7.7	8.0	(3.6)

Net earnings before equity in net earnings (loss) of affiliate	121.5	(63.7)	2.2	60.0	51.5	16.5

Equity in net earnings (loss) of affiliate	1.1	—	—	1.1	(0.7)	NM

Net earnings	$122.6	$(63.7)	$2.2	$61.1	$50.8	20.4%

Earnings per share:
Basic	$3.15	$(1.64)	$0.06	$1.57	$1.31	19.8%
Diluted	$3.13	$(1.62)	$0.06	$1.56	$1.31	19.1%

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 52 WEEKS ENDED JANUARY 1, 2017 AND 53 WEEKS ENDED JANUARY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	2015
	As Reported	Disposal of APAC Businesses (Note 2)	Adjusted Earnings

Revenue from services	$5,518.2	$(193.0)	$5,325.2

Cost of services	4,597.9	(165.7)	4,432.2

Gross profit	920.3	(27.3)	893.0

SG&A expenses	853.6	(23.4)	830.2

Earnings from operations	66.7	(3.9)	62.8

Other (expense) income, net	(3.5)	0.2	(3.3)

Earnings from operations before taxes and equity in net earnings (loss) of affiliate	63.2	(3.7)	59.5

Inc. tax expense (benefit)	8.7	(0.7)	8.0

Net earnings before equity in net earnings (loss) of affiliate	54.5	(3.0)	51.5

Equity in net earnings (loss) of affiliate	(0.7)	—	(0.7)

Net earnings	$53.8	$(3.0)	$50.8

Earnings per share:
Basic	$1.39	$(0.08)	$1.31
Diluted	$1.39	$(0.08)	$1.31

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERIVCES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2016 gain on investment in equity affiliate, 2016 restructuring charges and disposal of APAC businesses is useful to understand the Company's 2016 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Gain on investment in equity affiliate represents the difference between the fair value and book value of amounts contributed by the Company to the investment in TS Kelly Asia Pacific.
(2) Disposal of APAC businesses represents the 2015 operational results of business contributed to TS Kelly Asia Pacific in the third quarter of 2016.
(3) Restructuring charges in 2016 include costs related to actions during the second quarter in the Americas and EMEA designed to increase operational efficiency and align our staffing operations with opportunities for growth within their markets. The 2016 year-to-date income tax expense (benefit) was impacted by a $0.3 million benefit for the release of a valuation allowance in Italy in the fourth quarter of 2016.